Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MID-SOUTHERN BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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March 22, 2019

Dear Stockholder:

You are cordially invited to attend the first annual meeting of stockholders of Mid-Southern Bancorp, Inc., to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Friday, April 19, 2019, at 9:00 a.m., Eastern time.

The Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting.  During the meeting, we also will report on our operations.  Directors and officers, as well as a representative of Monroe Shine & Co., Inc., our independent auditor, will be present to respond to any questions stockholders may have.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card.  This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Dana J. Dunbar
Dana J. Dunbar
Chairman of the Board

MID-SOUTHERN BANCORP, INC.
300 N. WATER STREET
SALEM, INDIANA 47167
(812) 883-2639

NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 19, 2019

Notice is hereby given that the first annual meeting of stockholders of Mid-Southern Bancorp, Inc. will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Friday, April 19, 2019, at 9:00 a.m., Eastern time.

A proxy card and a proxy statement for the annual meeting are enclosed.  The meeting is for the purpose of considering and acting upon:

Proposal 1.	The election of three directors to each serve for a one-year term, three directors to each serve for a two-year term and two directors to each serve for a three-year term; and

Proposal 2.	The ratification of the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on April 19, 2019.  Our proxy statement, proxy card and 2018 Annual Report to Stockholders are available at www.edocumentview.com/msvb.  Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.mid-southern.com/investor.html.

The Board of Directors has fixed the close of business on March 15, 2019 as the record date for the annual meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.   The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT SECRETARY

Salem, Indiana
March 22, 2019

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum.  You may vote via the Internet or by telephone.  Alternatively, a proxy card and self-addressed envelope are enclosed for your convenience.  No postage is necessary if mailed in the United States.

PROXY STATEMENT
OF
MID-SOUTHERN BANCORP, INC.
300 N. WATER STREET
SALEM, INDIANA 47167
(812) 883-2639

FIRST ANNUAL MEETING OF STOCKHOLDERS
APRIL 19, 2019

The Board of Directors of Mid-Southern Bancorp, Inc. is using this proxy statement to solicit proxies from our stockholders for use at our first annual meeting of stockholders.  The meeting will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Friday, April 19, 2019, at 9:00 a.m., Eastern time.  We are first mailing the accompanying notice of annual meeting of stockholders and this proxy statement to stockholders on or about March 22, 2019.

The information provided in this proxy statement relates to Mid-Southern Bancorp, Inc. and its wholly-owned subsidiary, Mid-Southern Savings Bank, FSB.  Mid-Southern Bancorp, Inc. may also be referred to as "Mid-Southern" and Mid-Southern Savings Bank, FSB may also be referred to as "Mid-Southern Savings Bank" or the "Bank."  References to "we," "us" and "our" refer to Mid-Southern and, as the context requires, Mid-Southern Savings Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Friday, April 19, 2019
Time:	9:00 a.m., Eastern time
Place:	Mid-Southern Savings Bank, FSB 300 N. Water Street, Salem, Indiana

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	The election of three directors to each serve for a one-year term, three directors to each serve for a two-year term and two directors to each serve for a three-year term; and

Proposal 2.	The ratification of the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

We will also transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on March 15, 2019 as the record date for stockholders entitled to receive notice of and to vote at our annual meeting.  Only holders of record of Mid-Southern's common stock on that date are entitled to receive notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Mid-Southern's common stock you own, unless you own more than 10 percent of Mid-Southern's outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10 percent of Mid-Southern's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10 percent limit unless our Board of Directors has granted permission in advance.  On March 15, 2019, there were 3,565,196 shares of Mid-Southern's common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a stockholder of record if your shares of Mid-Southern common stock are held in your name.  If you are a beneficial owner of Mid-Southern common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions in the following question.

Shares of Mid-Southern common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a stockholder of record.

Shareholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card. Voting instructions are included on your proxy card.  Shares of Mid-Southern common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder's instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of each of our director nominees and FOR ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for 2019.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes."  The proposal to elect directors is considered a non-discretionary item under the rules governing brokers that are members of the New York Stock Exchange; therefore, you must provide instructions to your broker in order to have your shares voted in the election of directors.  Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Mid-Southern Savings Bank, FSB Employee Stock Ownership Plan ("ESOP") for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Mid-Southern common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the trustee.  If a participant properly executes the voting instruction sheet, the trustee to vote the participant's shares in accordance with the participant's instructions.  Unallocated shares of Mid-Southern common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  The trustee of the ESOP is First Bankers Trust Services, Inc.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Mid-Southern common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 30 days or more, or if a new record date is set.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock.  Accordingly, the eight nominees for election as directors who receive the highest number of votes actually cast will be elected.  In accordance with our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from the nominees.  Votes that are withheld will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of our director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm.

Ratification of the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock.    Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent registered public accounting firm.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of Mid-Southern in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2019, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Mid-Southern's common stock other than directors and executive officers;

•	each director and director nominee of Mid-Southern;

•	each executive officer of Mid-Southern named in the Summary Compensation Table appearing under "Executive Compensation" below; and

•	all current directors and executive officers of Mid-Southern as a group.

Persons and groups who beneficially own in excess of five percent of Mid-Southern's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to us, reports disclosing their ownership under the Securities Exchange Act of 1934, as amended ("Securities Exchange Act").  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Mid-Southern's common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 3,565,196 shares of Mid-Southern common stock outstanding.

	Number of Shares	Percent of Shares
Name	Beneficially Owned	Outstanding

Beneficial Owners of More Than 5%

Mid-Southern Savings Bank, FSB ESOP (1) 300 N. Water Street Salem, Indiana 47167	204,789	5.74

Directors

Paul G. Allemeier	33,846	*
Larry R. Bailey	2,234	*
Dana J. Dunbar	10,234 (2)	*
Trent L. Fisher	33,519 (3)	*
Eric A. Koch	45,310 (4)	*
Charles W. Lamb	5,518 (5)	*
Kermit A. Lamb	7,427 (6)	*
Brent A. Rosenbaum	10,469	*

Executive Officers

Alexander G. Babey**	23,346 (7)	*
Frank (Buzz) M. Benson III	23,050 (8)	*
Erica B. Schmidt	1,468 (9)	*

All executive officers and directors as a group (11 persons)	196,421	5.51
___________
*	Less than 1% of shares outstanding.
**	Also a director of Mid-Southern
(1)	The ESOP has sole voting power with respect to 199,642 shares, shared voting power with respect 5,147 shares and sole dispositive power with respect to 204,789 shares.
(2)	Includes 10,000 shares held jointly with his spouse.
(3)	Includes 2,346 shares held jointly with his spouse and 10,000 shares owned by his spouse.
(4)	Includes 3,940 shares held in an individual retirement account ("IRA") and 41,150 shares held jointly with his spouse, all of which are held in a margin account.
(5)	Consists of 2,000 shares held jointly with his spouse, 1,759 shares held in a trust directed by Mr. Lamb and 1,759 shares held in a trust directed by Mr. Lamb's spouse.
(6)	Includes 7,172 shares held jointly with his spouse.
(7)	Held in an IRA.
(8)	Includes 20,000 shares held in an IRA.
(9)	Includes 1,000 shares held jointly with her spouse and 234 shares that Ms. Schmidt has the right to acquire within 60 days of the voting record date through the exercise of stock options.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of nine members.  Eight of the nine members of the current Board are the initial directors of Mid-Southern, each of whose term as initial director expires at the annual meeting in accordance with Indiana law.  The ninth member, Mr. Koch, was recommended for appointment to the Board by the Corporate Governance and Nominating Committee in January 2019.  Director Charles W. Lamb has reached our mandatory retirement age but our Bylaws include a procedure for nomination of a director past the mandatory retirement age upon a finding that the nomination is in the best interest of Mid-Southern.  Charles W. Lamb has been nominated in accordance with the procedure specified in the Bylaws.  On January 28, 2019, Paul G. Allemeier announced his intention to retire effective as of the end of the annual meeting of stockholders.

 In accordance with our Articles of Incorporation, the Board is divided into three classes with approximately one-third of the directors elected each year.  The table below sets forth information regarding each nominee for director.  The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as directors.  It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table.  Each of our nominees currently serves as a Mid-Southern director, and has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of each of the nominees below.

Name	Age as of December 31, 2018	Year first elected or appointed director (1)	Term to expire (2)

BOARD NOMINEES

Alexander G. Babey	50	2016	2020
Larry R. Bailey	56	2013	2020
Dana J. Dunbar	69	2004	2020
Charles W. Lamb	79	2001	2021
Kermit A. Lamb	70	2013	2021
Brent A. Rosenbaum	58	2014	2021
Trent L. Fisher	59	2005	2022
Eric A. Koch	54	2019	2022
__________
(1)	For years prior to 2019, includes service on the Board of Directors of Mid-Southern Savings Bank.
(2)	Assuming election or reelection.

Information Regarding Nominees for Election.  Set forth below is the present principal occupation and other business experience during the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Mid-Southern.

Alexander G. Babey has been President and Chief Executive Officer of Mid-Southern since its formation in January 2018 and the President and Chief Executive Officer of Mid-Southern Savings Bank since October 2016.  Prior to that, he was Executive Vice President and Chief Credit Officer from December 2013 until October 2016.  He was a credit administration consultant from June 2013 until December 2013, having served as Executive Vice President and Senior Loan Officer of The BANK-Oldham County from May 2005 until its acquisition in May 2013.  Mr. Babey brings a wealth of banking knowledge to our Board, with particular expertise in lending and experience at both large regional and community banks.

Larry R. Bailey has been President of Indiana University Health Paoli since May 2010.  Mr. Bailey is a Certified Public Accountant (Inactive) and also has a Master of Business Administration degree. Mr. Bailey has experience working at a CPA firm and he has previously held the position of Chief Financial Officer of a hospital. He is a board member of the Boys & Girls Clubs of Bloomington. Mr. Bailey's accounting qualification and experience augments the Board's financial expertise.

Dana J. Dunbar has served as the Chairman of the Board of Mid-Southern since its formation in January 2018, and Mid-Southern Savings Bank since 2013 and has served on the Board of Directors since 2003.  Mr. Dunbar is the owner of Dunbar & Co. Insurance LLC, President of D&P Foods, Inc. (Arby's franchises) and Managing Director and Corporate Secretary of Burton & Dunbar Development Corporation.  He possesses expertise in the insurance, real estate development and retail food industries.  Mr. Dunbar has also served as a director of various banks for 42 years.

Charles W. Lamb is a retired banker, having worked in banking for 38 years.  Prior to retiring, he was Senior Vice President of the Bank of Orleans and Regional Officer for CNB Bancshares, Inc./Civitas.  Mr. Lamb is active in his church and his community, having been named Citizen of the Year in the Orleans area and having served as a member of the Orleans Community School Board and the Orleans Community Public Library Board.  He brings extensive banking experience and knowledge of our market area to the Board.

Kermit A. Lamb is a retired banker.  Mr. Lamb was the President and Chief Executive Officer of Mid-Southern Savings Bank from May 2013 until October 2016.  Prior to that, he served as Senior Vice President and Loan Officer of Mid-Southern Savings Bank from April 2002 until May 2013.   Mr. Lamb has 46 years of banking experience with particular expertise in commercial, consumer, mortgage and agricultural lending.

Brent A. Rosenbaum is a farmer and Partner/Farmer of Rosenbaum Farms LLC.  Mr. Rosenbaum is a successful local business owner and is familiar with our market area, particularly the agricultural business.

Trent L. Fisher is a Doctor of Veterinary Medicine and owned Salem Veterinary Service, Inc. from 1989 until 2018, and still practices there.  He is currently a trustee of his church.  Dr. Fisher is familiar with our market area and was a successful local business owner for many years.

Eric A. Koch is an attorney in private practice with Koch & McAuley P.C., Bloomington, Indiana and is President of Indiana Title Insurance Co., a title insurance agency also located in Bloomington, Indiana.  He served as a member of the Indiana House of Representatives from 2002-2016 and has served as a member of the Indiana State Senate from 2016 to the present.  Mr. Koch is a graduate of Georgetown University, where he earned a degree in business administration, and received his law degree from Indiana University School of Law.  He has extensive professional experience in the fields of healthcare, real estate, and agriculture.  Mr. Koch knows our market area well and brings 29 years of legal experience to our Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Mid-Southern and Mid-Southern Savings Bank conduct their business through Board and committee meetings.  During the year ended December 31, 2018, the Mid-Southern Board of Directors held 11 meetings and the Bank Board of Directors held 12 meetings.  No director attended fewer than 75% of the total meetings of the Boards and committees on which he served during this period.

Committees and Committee Charters

The Mid-Southern Board of Directors has standing Audit, Compensation, and Corporate Governance and Nominating committees, and has adopted written charters for each of these committees.  Copies of these charters are available on our website at http://www.mid-southern.com/investor.html.

Audit Committee

The Audit Committee, consisting of Directors Bailey (Chairman), Fisher, Allemeier, C. Lamb and Koch assists the Board in fulfilling its oversight responsibilities by reviewing financial information provided to others, Mid-Southern's auditing, accounting and financial reporting processes, and the systems of internal controls and risk management processes.  It also has the sole authority to appoint or replace our independent registered public accounting firm and oversees the activities of our internal audit functions.  The Audit Committee believes it has fulfilled its responsibilities under its charter.  Mid-Southern's Audit Committee met three times during the year ended December 31, 2018 and Mid-Southern Savings Bank's Audit Committee met 12 times during this period.

Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The NASDAQ Stock Market ("NASDAQ"), with the exception of Mr. Charles Lamb.  Mr. Lamb is not independent because he is the brother of Mr. Kermit Lamb, who retired as the President and Chief Executive Officer of Mid-Southern Savings Bank in October 2016.  The Board of Directors has determined that Mr. Bailey meets the definition of "audit committee financial expert," as defined by the SEC.

Compensation Committee

The Compensation Committee, consisting of Directors Dunbar (Chairman), Bailey, Allemeier, Rosenbaum, Fisher and Koch, sets the policies and compensation levels for our directors, officers and employees, and ensures that compensation policies are administered fairly and consistently.  All members of this committee are independent.  The Compensation Committee met once during the fiscal year ended December 31, 2018.

The Committee meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits.  The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers' compensation and benefits.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of  Directors Fisher (Chairman), Bailey, Allemeier and Koch.  This committee identifies qualified candidates for nomination to the Board, oversees the membership and performance of Board committees, reviews the Board's performance, and develops corporate governance standards for the Board.  The Corporate Governance and Nominating Committee met three times during the fiscal year ended December 31, 2018.

The Corporate Governance and Nominating Committee meets annually to nominate directors for election at the annual meeting.  Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide adequate representation of our market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all of these attributes.  These criteria as well as viewpoint, skill, race and national origin are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Corporate Governance and Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits the current directors for names of potentially qualified candidates.  Additionally, the Committee may request that the directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Mid-Southern.  The Committee will consider director candidates recommended by our stockholders.  If a stockholder has submitted a proposed nominee, the

Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals" in this proxy statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Corporate Governance and Nominating Committee is responsible for initiatives to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and NASDAQ rules governing corporate governance.  Mid-Southern has adopted policies to govern the activities of both Mid-Southern and Mid-Southern Savings Bank, including a Corporate Governance Policy, an insider trading policy and a Code of Ethics.  The Corporate Governance Policy covers such matters as the following:

•	the composition, responsibilities and operation of our Board of Directors;

•	the establishment and operation of Board committees, including audit, nominating and corporate governance and compensation committees;

•	convening executive sessions of independent directors;

•	our Board's interaction with management and third parties.

Code of Ethics.  On April 18, 2018 the Board of Directors adopted a Code of Ethics for our directors, officers, including the senior financial officers, and other employees.  The Code of Ethics requires individuals to maintain the highest standards of professional conduct.  The Code of Ethics is available on our website at http://www.mid-southern.com/investor.html.

Communications with Directors.  A stockholder may communicate with the Board of Directors or any individual director by mailing a communication to the Corporate Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street, Salem, Indiana 47167.  The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to not take any action with respect to the communication or take appropriate legal action regarding the communication.

Annual Meeting Attendance.  Mid-Southern  encourages, but does not require, its directors to attend annual meetings of stockholders.  It is expected that all members of the Board of Directors will attend our first annual meeting of stockholders.

Related-Party Transactions.  Applicable law and regulations require that all loans or extensions of credit to executive officers, directors and their associates must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features.  Mid-Southern Savings Bank has adopted a policy to this effect.  At December 31, 2018, loans to all employees, officers and directors of the Bank totaled approximately $2.4 million, or 5% of Mid-Southern's total stockholders' equity.  These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers and (3) did not involve more than the normal risk of collectibility or present other unfavorable features when made. All loans to directors, executive officers and their interests will be approved in advance by the Board of Directors, noting the director's or officer's capacity.  Directors and executive officers are required to abstain from voting and are not present while their own loans or loans of any immediate family members are discussed.  Loans to executive officers and directors are made pursuant to Regulation O of the Federal Reserve Board.  All loan approval and review procedures are governed by written policies.

Any transactions that would be required to be reported under this section of the proxy statement must be reviewed by our Audit Committee or another independent body of the Board of Directors.  In addition, any transaction with a director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no more favorable than those that would be available to us from an unrelated third party through an arms-length transaction.

Director Independence.  Our common stock is listed on The NASDAQ Capital Market.  In accordance with NASDAQ rules, at least a majority of our directors must be independent directors.  The Board has determined that six of our nine directors are independent, as defined by NASDAQ.  Messrs. Allemeier, Bailey, Dunbar, Fisher, Koch and Rosenbaum are independent.  Mr. Babey is not independent because he is our President and Chief Executive Officer. Kermit Lamb is not independent because he is our immediate past President and Chief Executive Officer and Charles Lamb is not independent because he and Kermit Lamb are brothers.

Leadership Structure

Mid-Southern has separated the roles of Chairman and Chief Executive Officer.  The Chairman, who is an independent director, leads the Board and presides at all Board meetings.  The Board supports having an independent director in a Board leadership position and has had an independent Chairman for many years.  Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management.  The Chairman also serves as a liaison between the Board and senior management.

Board Involvement in Risk Management Process

As part of its overall responsibility to oversee the management, business and strategy of Mid-Southern, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The Board's risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment polices; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent registered public accounting firm and meets directly with the firm at various times during the course of the year.

DIRECTORS' COMPENSATION

The following table shows the compensation paid to our directors for 2018, with the exception of Alexander G. Babey, a director and our President and Chief Executive Officer, whose compensation is included in the section entitled "Executive Compensation."  The directors did not receive any stock or option awards, nor do they have any non-equity incentive plan compensation, change in pension value or non-qualified deferred compensation earnings; therefore, these columns have been omitted from the table below.

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)

Paul G. Allemeier	22,500	--	22,500
Larry R. Bailey	25,500	--	25,500
Dana J. Dunbar	33,100	750 (1)	33,850
Trent L. Fisher	22,650	--	22,650
Eric A. Koch (2)	--	--	--
Charles W. Lamb	20,400	--	20,400
Kermit A. Lamb	24,900	17,388 (3)	42,288
Brent A. Rosenbaum	21,500	--	21,500
________________
(1)	Consists of fees paid for service on the Board of Directors of Mid-Southern Investments, Inc., a subsidiary of the Bank.
(2)	Mr. Koch was appointed to the Board effective January 23, 2019.
(3)	Consists of fees paid for service on the Board of Directors of Mid-Southern Investments, Inc. and $16,788 in fees paid pursuant to Mr. Lamb's consulting agreement, as described below.

Mid-Southern does not compensate the members of its Board of Directors for service on the Board or committees; all fees are paid by Mid-Southern Savings Bank for service to the Bank. All non-employee directors of Mid-Southern Savings Bank with the exception of the Chairman receive a monthly retainer of $800, a fee of $600 per month for each Board meeting attended and a fee of $300 per meeting for any special Board meeting.  The Chairman of the Board receives a monthly retainer of $1,000, a fee of $800 per month for each Board meeting attended and a fee of $400 per meeting for any special, or other Board meeting.  Non-employee directors serving on the Bank's Loan and Audit Committees receive $200 per meeting attended with the chairperson of each committee receiving $400 per meeting attended.  Non-employee directors serving on the Compensation Committee receive $200 per meeting attended with the chairperson receiving $250 per meeting attended.  For the year following retirement, emeritus directors receive a monthly retainer of $400 and one-half the Board meeting fee for each meeting attended.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town Board and committee meetings, industry conferences and continuing education seminars.  Mid-Southern Savings Bank also pays the premiums on directors' and officers' liability insurance.

In January 2017, Mid-Southern Savings Bank entered into a consulting agreement with Director Kermit A. Lamb, the immediate past President and Chief Executive Officer of the Bank.  The agreement was effective through October 1, 2018 and provided for consulting services on an as needed basis at the discretion of the Mid-Southern Savings Bank's President and Chief Executive Officer.  Mr. Lamb was paid $25 per hour for consulting plus reimbursement of mileage expenses at the rate published by the Internal Revenue Service.

In the past, directors were allowed to individually elect to defer receipt of current compensation in exchange for benefits payable upon their retirement from the Board.  All deferrals are credited with interest at an 8% annual rate.  At December 31, 2018, we had accrued a liability of $223,387 with respect to our obligation under these agreements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended December 31, 2018 and 2017 by our named executive officers: (1) Alexander G. Babey, our principal executive officer; and (2) our two other most highly compensated executive officers, who are Frank (Buzz) M. Benson III and Erica B. Schmidt.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All other compensation ($)(1)	Total ($)

Alexander G. Babey	2018	163,683	25,275	20,727	209,685
President and	2017	159,642	12,775	26,618	199,035
Chief Executive Officer

Frank (Buzz) M. Benson III	2018	147,547	10,275	8,526	166,348
Executive Vice President and	2017	147,222	10,275	15,044	172,541
Senior Loan Officer

Erica B. Schmidt	2018	104,633	20,275	6,736	131,674
Executive Vice President, Chief	2017	102,103	10,275	10,733	133,111
Financial Officer, Treasurer and
Secretary
_____________
(1)	Consists of the following:

Name	401(k) matching contribution ($)	Life insurance ($)	Car allowance ($)	Total ($)

Alexander G. Babey	10,653	74	10,000	20,727
Frank (Buzz) M. Benson III	8,459	67	--	8,526
Erica B. Schmidt	6,691	45	--	6,736

Employment and Severance Agreements

Employment Agreements.  Mid-Southern Savings Bank entered into a two-year employment agreement with Mr. Benson on May 29, 2014 and a revised three-year employment agreement with Mr. Babey on October 1, 2016.  Following the initial terms of the employment agreements, the terms may be extended by the board for an additional 12-month period unless a termination notice is given by either Mid-Southern Savings Bank or the executive.  The employment agreements are terminable by Mid-Southern Savings Bank for cause at any time and upon the occurrence of events specified by federal regulations.  Under these agreements, the current base salary for Messrs. Babey and Benson is $166,380 and $149,741, respectively, which amounts are paid by Mid-Southern Savings Bank and may be increased at the discretion of the Board of Directors.  The agreements state that the executives are entitled to participate in all benefit plans and arrangements generally available to employees of Mid-Southern Savings Bank and in any supplementary benefits provided to Mid-Southern Savings Bank's senior executives.  Mr. Babey's agreement also provides him with a $10,000 annual car allowance.  The agreements also provide that compensation may be paid in the event of a change in control, as described below under "Potential Payments Upon Termination or Change in Control."

Change in Control Severance Agreement.  We entered into a change in control severance agreement with Ms. Schmidt on December 20, 2017.  The agreement has a term of one year and will be extended for one year on each anniversary date, provided that the Board of Directors of Mid-Southern Savings Bank has not given Ms. Schmidt notice of non-renewal.  The agreement also provides that compensation may be paid to Ms. Schmidt in the event of a change in control, as described below under "Potential Payments Upon Termination or Change in Control."

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of December 31, 2018 is presented for the named executive officers.  The named executive officers did not have any equity incentive plan awards or stock awards outstanding as of December 31, 2018.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Alexander G. Babey	--	--	--	--	--
Frank (Buzz) M. Benson III	--	--	--	--	--
Erica B. Schmidt	07/11/18	234	--	5.16	04/26/21
_____________
(1)
Represents an award of stock options originally made on April 26, 2011 to purchase shares of Mid-Southern Savings Bank. Pursuant to the mutual-to-stock conversion of Mid-Southern, M.H.C. and Mid-Southern Savings Bank, these options were converted into options to purchase shares of common stock of Mid-Southern.

Potential Payments Upon Termination or Change in Control

We have entered into agreements with the named executive officers that provide for potential payments upon a change in control.  Mr. Babey's employment agreement provides for a change in control payment if he terminates his own employment within 60 to 90 days following a change in control, or if his employment is terminated within two years following a change in control either by the successor to Mid-Southern Savings Bank or by Mr. Babey for good reason.  The payment, which must be made within 30 days following the termination of employment, will have a value equal to two times the average of Mr. Babey's taxable compensation includible in taxable income for the five years preceding the change in control.  Mr. Benson's employment agreement provides that he will receive a one-time change in control bonus if he remains continuously employed by Mid-Southern Savings Bank through the closing of the change in control event.  His bonus, which will have a value equal to two times his then-current base salary, must be paid within 74 days after the end of the year in which the closing of the change in control occurs.

Under the employment agreements, a "change in control" is deemed to occur if, at any time during the term of the agreement: (1) a person other than Mid-Southern or Mid-Southern Savings Bank becomes the beneficial owner of securities of Mid-Southern or Mid-Southern Savings Bank representing 50% or more of the combined voting power of Mid-Southern Savings Bank's then outstanding securities; (2) during any period of two consecutive years, the incumbent board members no longer constitute a majority of the board; or (3) stockholders approve a definitive agreement to merge Mid-Southern with or into another company or to sell or otherwise transfer all of substantially of the Mid-Southern's assets or to adopt a plan of liquidation.  If Mr. Babey or Mr. Benson had experienced a change of control combined with a termination of employment on December 31, 2018, Mr. Babey would have received a lump sum payment of $328,165 and Mr. Benson would have received a lump sum payment of $290,758.

Ms. Schmidt's severance agreement provides that if, within the 12 months following a change in control, Ms. Schmidt experiences an involuntary termination, Mid-Southern and Mid-Southern Savings Bank will pay to her, within 25 days after the date of termination, a lump sum cash payment equal to 150% of her annual base salary.  Ms. Schmidt's change in control severance agreement defines "change in control" similarly to the employment agreements of Mr. Babey and Mr. Benson.  If Ms. Schmidt had experienced a change of control combined with a termination of employment on December 31, 2018, she would have received a lump sum payment of $152,570.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to Mid-Southern's audited financial statements for the year ended December 31, 2018:

•	The Audit Committee has completed its review and discussion of the 2018 audited financial statements with management;

•
The Audit Committee has discussed with the independent registered public accounting firm (Monroe Shine & Co., Inc.) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees;

•
The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence; and

•
The Audit Committee has, based on its review and discussions with management of the 2018 audited financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors that Mid-Southern's audited financial statements for the year ended December 31, 2018 be included in its Annual Report on Form 10-K.

Submitted by the 2018 Audit Committee of the Board of Directors:

Larry R. Bailey	Paul G. Allemeier
Trent L. Fisher	Charles W. Lamb

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

 PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. as our independent registered public accounting firm for the year ending December 31, 2019 and that appointment is being submitted to stockholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of  Monroe Shine & Co., Inc. to our stockholders for ratification as a matter of good corporate practice.  If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Mid-Southern and its stockholders.   Monroe Shine & Co., Inc.  served as our independent registered public accounting firm for the year ended December 31, 2018 and a representative of the firm will be present at the annual meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of  Monroe Shine & Co., Inc.  as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed, or expected to be billed, to us by Monroe Shine & Co., Inc. for professional services rendered for the fiscal years ended December 31, 2018 and 2017.

	Year Ended December 31,
	2018	2017

Audit Fees (1)	$210,995	$66,725
Audit-Related Fees (2)	45,765	4,935
Tax Fees (3)	20,370	9,225
All Other Fees	--	--

___________
(1)
Includes fees for the audit of the consolidated financial statements and review of interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. Also includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings including comfort letters and assistance with review of documents filed with the SEC.

(2)
Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation and consultation concerning financial accounting, reporting and regulatory standards.

(3)	Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of personal property tax returns, and tax payment and planning advice.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent registered public accounting firm in connection with the Committee's annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm.  For the year ended December 31, 2018, the Audit Committee approved all of the services provided by Monroe Shine & Co., Inc. that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

The Audit Committee of the Board of Directors determined that all of the services performed by Monroe Shine & Co., Inc. in fiscal year 2018 were not incompatible with Monroe Shine & Co., Inc. maintaining its independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of any registered class of Mid-Southern's equity securities to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the reports and written representations provided to us by these persons, we believe that all filing requirements applicable to our reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the year ended December 31, 2018.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Mid-Southern's common stock.  In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

Mid-Southern's 2018 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on March 15, 2019.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to us or by accessing our proxy materials online at www.edocumentview.com/msvb. http://www.investorvote.com/banr The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

A copy of Mid-Southern's Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, will be furnished without charge to stockholders of record as of March 15, 2019 upon written request to Erica B. Schmidt, Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street, Salem, Indiana 47167.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting to be held in 2020 must be received by us no later than November 23, 2019 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

In addition, our Bylaws provide that in order for business to be brought before the annual meeting or a nomination to be made, a stockholder must deliver notice to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders.  The notice must state the stockholder's name, address and number of shares of Mid-Southern common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT- SECRETARY

Salem, Indiana
March 22, 2019

Mid-Southern Bancorp, Inc.

Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]
Votes submitted electronically must be
received by 1:00 a.m., Eastern Time, on
April 19, 2019

Online
Go to www.investorvote.com/MSVB or scan
the QR code - login details are located in
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2019 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. The election as director of the nominees listed below:
For a One-Year Term:
	For Withhold		For Withhold		For Withhold
01 - Alexander G. Babey	[ ] [ ]	02 - Larry R. Bailey	[ ] [ ]	03 - Dana J. Dunbar	[ ] [ ]

For a Two-Year Term:

04 - Charles W. Lamb	[ ] [ ]	05 - Kermit A. Lamb	[ ] [ ]	06 - Brent A. Rosenbaum	[ ] [ ]

For a Three-Year Term:

07 - Trent L. Fisher	[ ] [ ]	08 - Eric A. Koch	[ ] [ ]

For Against Abstain
2. Ratification of the appointment of Monroe Shine & Co., Inc., as	[ ] [ ] [ ]
Mid-Southern Bancorp, Inc.'s independent registered public
accounting firm for the year ended December 31, 2019.

B Authorized Signatures — This section must be completed for your vote to be counted - Date and Sign Below
Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.edocumentview.com/MSVB

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MSVB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc. — Revocable Proxy

2019 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting - April 19, 2019
The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Friday, April 19, 2019 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the 2018 Annual Report to Stockholders.
IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued, and to be marked, dated and signed, on the other side)
C Non-Voting Items
Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	[ ]

Mid-Southern Bancorp, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

2019 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. The election as director of the nominees listed below:
For a One-Year Term:
	For Withhold		For Withhold		For Withhold
01 - Alexander G. Babey	[ ] [ ]	02 - Larry R. Bailey	[ ] [ ]	03 - Dana J. Dunbar	[ ] [ ]

For a Two-Year Term:

04 - Charles W. Lamb	[ ] [ ]	05 - Kermit A. Lamb	[ ] [ ]	06 - Brent A. Rosenbaum	[ ] [ ]

For a Three-Year Term:

07 - Trent L. Fisher	[ ] [ ]	08 - Eric A. Koch	[ ] [ ]

For Against Abstain
2. Ratification of the appointment of Monroe Shine & Co., Inc., as	[ ] [ ] [ ]
Mid-Southern Bancorp, Inc.'s independent registered public
accounting firm for the year ended December 31, 2019.

B Authorized Signatures — This section must be completed for your vote to be counted - Date and Sign Below
Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.edocumentview.com/MSVB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc. — Revocable Proxy

2019 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting - April 19, 2019
The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Friday, April 19, 2019 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the 2018 Annual Report to Stockholders.
IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued, and to be marked, dated and signed, on the other side)